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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.   20549

                                      FORM 8-K

                                   CURRENT REPORT

                          PURSUANT TO SECTION 13 or 15(d)

                       OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported):   MAY 27, 1998
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                       FIRST BANK CORPORATE CARD MASTER TRUST
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               (Exact name of registrant as specified in its charter)


     UNITED STATES                  000-22781               41-1881896
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(State or other jurisdiction       (Commission            (I.R.S Employer
     of Incorporation)             File Number)         Identification No.)

   4325 17TH AVENUE S.W. FARGO, NORTH DAKOTA                   58103
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   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:        701-461-3468
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                                  (Not Applicable)
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           (Former name or former address, if changed since last report)


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Item 5.   OTHER EVENTS

          Pursuant to the Pooling and Servicing Agreement, dated as of February 1, 1997 (the "Agreement"), among U.S. Bank National Association ND, as Transferor, FBS Card Services, Inc., as Servicer, and Citibank, N.A., as Trustee on behalf of the Certificateholders of the First Bank Corporate Card Master Trust, as supplemented by the Series 1997-1 Supplement thereto, dated as of February 27, 1997, the Servicer has prepared and delivered to the Trustee the monthly servicer's certificate with respect to the Interest Payment Date of May 15, 1998, which monthly servicer's certificate is attached hereto as Exhibit 99.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c.) Exhibits (filed herewith)

               Exhibit 99  Monthly Servicer's Certificate dated May 12, 1998.


                                     SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FIRST BANK CORPORATE CARD MASTER TRUST
                                   By U.S. BANK NATIONAL ASSOCIATION ND,
                                   as Originator

                                   By  /s/ David P. Grandstrand
                                       ------------------------
                                       David P. Grandstrand
                                       Senior Vice President & Treasurer




DATE:  May 27, 1998
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